                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 1, 1997
                                                -------------------------------

                            VINTAGE PETROLEUM, INC.
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            (Exact name of registrant as specified in its charter)



    Delaware                     1-10578                        73-1182669
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 (State or other             (Commission File                 (IRS Employer
 jurisdiction of                  Number)                   Identification No.)
 incorporation)



4200 One Williams Center, Tulsa, Oklahoma                            74172
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   ----------------------------


                                Not applicable
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         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On April 1, 1997, the Registrant acquired from subsidiaries of Burlington Resources Inc. (the "Sellers") certain producing oil and gas properties and facilities (the "Acquisition") located in the Gulf Coast of Texas and Louisiana (the "Burlington Properties") for approximately $101.4 million in cash, after (a) adjustments for estimated revenues and expenses associated with such properties from January 1, 1997, to April 1, 1997, and (b) certain other adjustments. The Acquisition adds
         28.5 million equivalent barrels (BOE) of proved reserves to the Registrant's reserve base which stood at 242.1 million BOE at year-end 1996.

         The Burlington Properties, which consist of numerous onshore fields and five offshore fields, cover over 74,000 net acres with about 46 percent of this acreage associated with offshore fields. The Registrant now operates the Burlington Properties which have current net daily production averaging approximately 5,200 barrels of oil and 17,000 Mcf of gas. Key producing areas are the West Ranch, Luling/Darst Creek and Terryville fields. West Ranch, located along the Texas Gulf Coast, produces primarily oil from the Greta sandstone formation at depths of 5,000 feet to 6,000 feet. Oil is also produced in the Luling/Darst Creek fields in south central Texas from the Edwards limestone formation at depths of less than 3,000 feet. Terryville, in north Louisiana, produces principally gas from the Cotton Valley and Gray formations between 9,000 feet and 13,000 feet.

         Activities aimed at exploiting the Burlington Properties are underway. A multi-year inventory of identified exploitation projects include horizontal drilling, workovers, recompletions and other projects as well as improving operational efficiencies. Approximately $11 million of the Registrant's recently increased 1997 capital budget of $124 million is targeted to be spent on the Burlington Properties.

         The Registrant's independent petroleum engineering firm, Netherland, Sewell & Associates, Inc., estimates that the Burlington Properties contain proved reserves of 24.3 million barrels of oil and 25.2 billion cubic feet of gas for a total of 28.5 million BOE. The Registrant's total reserve mix is currently 75 percent oil with the remaining 25 percent gas. Sixty-five percent of total reserves are located in the U.S. and the remaining 35 percent are in South America.

         The Acquisition is the result of a continuing effort by the Registrant to take advantage of acquisition opportunities with upside potential that can be realized by application of its engineering and technical skills in its core business areas. In

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         addition to the Gulf Coast, other core areas are California, east Texas and north Louisiana, Mid-Continent and the San Jorge basin of Argentina.

         There is no material relationship between the Sellers and the Registrant or any of its affiliates, any director or officer of the Registrant or any of their associates. The purchase price was determined through arms-length negotiation between the Sellers and the Registrant.

         The funds used for the Acquisition were obtained under the Registrant's revolving credit facility pursuant to a Credit Agreement dated August 29, 1996, as amended, among the Registrant, as borrower, certain commercial lending institutions, as lenders, and Bank of Montreal, as agent. The reserves and cash flow added to the borrowing base by the Burlington Properties should ensure that the Registrant's remaining borrowing power is sufficient to fund additional significant acquisitions and growth opportunities.

         This Form 8-K includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Form 8-K, other than statements of historical facts, that address planned drilling and other projects, budgeted capital allocation, borrowing capacity, reserve estimates and events or developments that the Registrant expects are forward-looking statements. Although the Registrant believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements.
         Factors that could cause actual results to differ materially from those in forward-looking statements include oil and gas prices, exploitation and exploration successes, continued availability of capital and financing and general economic, market or business conditions.

Item 3.  Bankruptcy or Receivership.
         --------------------------

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

         Not applicable.


Item 5.  Other Events.
         ------------

         Not applicable.

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Item 6.  Resignation of Registrant's Directors.
         -------------------------------------

         Not applicable.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a) Financial statements of business acquired.

             It is impracticable to provide any of the required financial statements for the Burlington Properties and pro forma financial information relative to the Burlington Properties at the time of this filing. The required financial statements and pro forma financial information will be filed as soon as practicable.

         (b) Pro forma financial information.

             See (a) above.

         (c) Exhibits.

             2 Purchase and Sale Agreement dated as of February 12, 1997, among the Registrant, Burlington Resources Oil & Gas Company and Glacier Park Company, and Amendments thereto dated March 11, 1997, and March 20, 1997.

             23  Consent of Netherland, Sewell & Associates, Inc.


Item 8.  Change in Fiscal Year.
         ---------------------

         Not applicable.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.
         ---------------------------------------------------

         Not applicable.


                  *      *      *      *      *      *      *

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                                   SIGNATURES
                                   ----------

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VINTAGE PETROLEUM, INC.



                                By:   /s/ Michael F. Meimerstorf
                                   -----------------------------
                                   Michael F. Meimerstorf
                                   Vice President and Controller


Date:  April 15, 1997

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                                 Exhibit Index



Exhibit
Number                                 Description
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 2             Purchase and Sale Agreement dated as of February 12, 1997, among the Registrant, Burlington Resources Oil & Gas Company and Glacier Park Company, and Amendments thereto dated March 11, 1997, and March 20, 1997.

23             Consent of Netherland, Sewell & Associates, Inc.